UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

June 5, 2014

Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01	Entry into a Material Definitive Agreement.

In connection with the election of Ralph J. Palmieri and Richard D. Peterson as directors of Universal Insurance Holdings, Inc. (the “Company”), the Company entered into Indemnification Agreements with each of Messrs. Palmieri and Peterson on June 5, 2014. Pursuant to the indemnification agreements, and subject to the exceptions and limitations provided therein, the Company will indemnify and hold harmless each of Messrs. Palmieri and Peterson to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which he was, is or becomes a party arising out of his services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

The Company also entered into a Director Services Agreement with each of Messrs. Palmieri and Peterson on June 5, 2014, pursuant to which each will receive an annual fee of $85,000 for services rendered as a director of the Company. The foregoing description is qualified in its entirety by the text of the Director Services Agreements with Messrs. Palmieri and Peterson, which are filed as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on June 5, 2014, the Company’s shareholders voted on three proposals, the final voting results of which are provided below.

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors by the holders of the Company’s common stock, Series M Preferred Stock and Series A Preferred Stock, voting together as one class:

Name	For	Withheld	Broker Non-Votes
Scott P. Callahan	14,044,072	9,337,177	7,593,133
Sean P. Downes	22,079,873	1,301,376	7,593,133
Darryl L. Lewis	22,490,178	891,071	7,593,133
Ralph J. Palmieri	21,848,597	1,532,652	7,593,133
Richard D. Peterson	22,525,508	855,741	7,593,133
Michael A. Pietrangelo	20,065,288	3,315,961	7,593,133
Ozzie A. Schindler	22,524,983	856,266	7,593,133
Jon W. Springer	21,760,093	1,621,156	7,593,133
Joel M. Wilentz	22,380,306	1,000,943	7,593,133

Proposal No. 2: The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For:	11,636,206
Against:	11,549,532
Abstain:	195,511
Broker Non-Votes:	7,593,133

Proposal No. 3: The shareholders voted to ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For:	29,891,928
Against:	588,614
Abstain:	493,840
Broker Non-Votes:	0

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1 Form of Indemnification Agreement (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2012).

10.2 Director Services Agreement, dated June 5, 2014, by and between the Company and Ralph J. Palmieri.

10.3 Director Services Agreement, dated June 5, 2014, by and between the Company and Richard D. Peterson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 5, 2014	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ Frank C. Wilcox
Frank C. Wilcox
Chief Financial Officer

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